SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is March 2, 2024.

For the MFS® Funds listed below:

MFS® EMERGING MARKETS DEBT FUND MFS® EMERGING MARKETS EQUITY RESEARCH FUND	MFS® EQUITY INCOME FUND MFS® INTRINSIC VALUE FUND

Effective March 24, 2024, the first paragraph in the sub-section entitled "Organization of the Fund" under the main heading entitled "MANAGEMENT OF THE FUND" is restated in its entirety as follows:
MFS Emerging Markets Equity Research Fund, MFS Equity Income Fund, and MFS Intrinsic Value Fund, each an open-end investment company, are series of MFS Series Trust VII, a Massachusetts business trust organized in 1980. MFS Emerging Markets Equity Research Fund, MFS Equity Income Fund, and MFS Intrinsic Value Fund are diversified funds.

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